                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 1997
                                                  ---------------------------

                                 Dime Bancorp, Inc.
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               (Exact Name of Registrant as Specified in its Charter)

              Delaware                               1-13094                     11-3197414
--------------------------------------          ------------------      -------------------------------
    (State or Other Jurisdiction)                   (Commission                 (IRS Employer
                                                    File Number)              Identification No.)

        589 Fifth Avenue
       New York, New York                                                              10017
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(Address of Principal Executive Offices)                                             (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    ----------------------------------------------------

                                              Not applicable
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                      (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

        Attached is a copy of the Agreement and Plan of Combination, dated as of June 27, 1997, by and among North American Mortgage Company, Dime Bancorp,
Inc. and The Dime Savings Bank of New York, FSB.


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Item 7.         Financial Statements, Pro Forma Financial
                Information and Exhibits.

 (a) - (b)      Not applicable.

       (c)      Exhibits Required by Item 601 of Regulation S-K

                Exhibit Number          Description
                --------------          -----------

                      2                 Agreement and Plan of Combination,
                                        dated as of June 22, 1997, by and
                                        among North American Mortgage Company,
                                        Dime Bancorp, Inc. and The Dime
                                        Saving Bank of New York, FSB, including
                                        all exhibits but exluding schedules.
                                        The omitted schedules will be furnished
                                        supplementally upon request to the
                                        Securities and Exchange Commission.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DIME BANCORP, INC.


                                        By: /s/ Gene C. Brooks
                                            -------------------------------
                                            Name:   Gene C. Brooks
                                            Title:  General Counsel

Date: June 27, 1997



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                                 EXHIBIT INDEX

Exhibit Number          Description

      2                 Agreement and Plan of Combination, dated as of June 22,
                        1997, by and among North American Mortgage Company,
                        Dime Bancorp, Inc. and The Dime Savings Bank of New
                        York, FSB, including all exhibits but excluding schedules. The omitted schedules will be furnished supplementally upon request to the Securities and Exchange Commission.



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